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CUSIP No. 69806L104                     13G                        Page 11 of 12


                                                                       Exhibit A

                AGREEMENT REGARDING THE JOINT FILING OF SCHEDULE 13G


The undersigned hereby agree as follows:

      (i) Each of them is individually eligible to use the Schedule 13G to which this Exhibit is attached, and such Schedule 13G is filed on behalf of each of them; and

      (ii) Each of them is responsible for the timely filing of such Schedule 13G and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate.

Date:  January 24, 2003

                                          PROMETHEUS WESTERN RETAIL, LLC

                                          By: Prometheus Western Retail Trust,
                                          its sole member


                                          By: /s/ John A. Moore
                                              --------------------------------
                                          Name:   John A. Moore
                                          Title:  Vice President and Chief
                                                  Financial Officer



                                          PROMETHEUS WESTERN RETAIL TRUST



                                          By: /s/ John A. Moore
                                              --------------------------------
                                          Name:   John A. Moore
                                          Title:  Vice President and Chief
                                                  Financial Officer
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CUSIP No. 69806L104                     13G                        Page 12 of 12


                                          LF STRATEGIC REALTY INVESTORS L.P.

                                          By: Lazard Freres Real Estate
                                          Investors L.L.C., its general partner


                                          By: /s/ John A. Moore
                                              --------------------------------
                                          Name:   John A. Moore
                                          Title:  Managing Principal and Chief
                                                  Financial Officer



                                          LAZARD FRERES REAL ESTATE INVESTORS
                                          L.L.C.


                                          By: /s/ John A. Moore
                                              --------------------------------
                                          Name:   John A. Moore
                                          Title:  Managing Principal and Chief
                                                  Financial Officer



                                          LAZARD FRERES & CO. LLC


                                          By: /s/ Scott Hoffman
                                              --------------------------------
                                          Name:   Scott Hoffman
                                          Title:  Managing Director